Exhibit 99.1

LETTER OF TRANSMITTAL

REDBACK NETWORKS INC.

Offer for All Outstanding

5% Convertible Subordinated Notes due April 1, 2007

in Exchange for Shares of Common Stock

Pursuant to the Exchange Offer described in the

Prospectus/Disclosure Statement dated             , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,

ON                         , 2003, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH DATE, AS IT MAY BE EXTENDED, THE “TENDER EXPIRATION DATE”).

TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT,

NEW YORK CITY TIME, ON THE TENDER EXPIRATION DATE.

The Exchange Agent and Information Agent for the Exchange Offer is:

THE ALTMAN GROUP, INC.

By Registered or Certified Mail:	By Hand or Overnight Delivery:	By Facsimile Transmission:

P.O. Box 238 Lyndhurst, NJ 07071	1275 Valley Brook Avenue Lyndhurst, NJ 07071 To Confirm by Telephone or for Information Call: (201) 460-1200 Attn: Reorganization Department	(201) 460-0050

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THE PROSPECTUS/DISCLOSURE STATEMENT AND IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

List below the Notes (as defined below) to which this Letter of Transmittal (as defined below) relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed to this Letter of Transmittal.

Description of Notes Tendered

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are held	Certificate Number(s)*	Principal Amount Represented	Principal Amount Tendered**

Total principal amount tendered

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Principal Amount Tendered.”

By signing this Letter of Transmittal (the “Letter of Transmittal”), the undersigned acknowledges receipt of the Prospectus/Disclosure Statement, dated                 , 2003 (the “Prospectus”), of Redback Networks Inc. (the “Company”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate of up to 47,500,000 shares of its common stock, par value $0.0001 per share, for up to $467,500,000 aggregate principal amount of its 5% Convertible Subordinated Notes due April 1, 2007 (the “Notes”), and related accrued interest.

The undersigned hereby tenders the Notes described in the box entitled “Description of Notes Tendered” above pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Notes described above and the undersigned represents that, if it is not the beneficial owner of such Notes, it has received from each beneficial owner of such Notes (the “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used by a holder of Notes if certificates representing Notes are to be forwarded herewith.

Only registered holders of Notes may tender Notes by means of this Letter of Transmittal. Any Beneficial Owner whose Notes are registered in the name of a broker, dealer, bank, trust company or other nominee and who wishes to tender Notes should contact such registered holder of Notes promptly and instruct such registered holder of Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Notes, either make appropriate arrangements to register ownership of the Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Notes. The transfer of record ownership may take considerable time.

Holders who tender by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible, by electronically transmitting their acceptance through ATOP. DTC participants who are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s DTC account. DTC will then send an agent’s message to the Exchange Agent for its acceptance. Delivery of the agent’s message will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent’s message. ACCORDINGLY, THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

Holders of Notes who elect to tender their Notes for exchange and (i) whose Notes are not immediately available, (ii) who cannot deliver their Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Tender Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Notes pursuant to the guaranteed delivery procedures described in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures” and in Instruction 2 to this Letter of Transmittal.

Holders of Notes who wish to tender Notes for exchange must:

•	complete the box above entitled “Description of Notes Tendered”;

•	complete the box below entitled “Method of Tender and Delivery”;

•	complete and sign the box below entitled “Tendering Holder(s) Sign Here”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and/or Special Delivery Instructions; and

•	complete and sign the Substitute Form W-9 provided herein.

If only those items are completed, such holder of Notes will have tendered for exchange all Notes listed in the box entitled “Description of Notes Tendered” above. If the holder of Notes is the nominee of more than one Beneficial Owner of Notes, and all Beneficial Owners represented by such nominee do not wish to tender for exchange all of their Notes, such holder of Notes should refer to Instruction 4.

EACH HOLDER SHOULD READ THE DETAILED INSTRUCTIONS BEGINNING ON

PAGE 8 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

METHOD OF TENDER AND DELIVERY

1.        ☐    Check here if tendered Notes are enclosed herewith.

    2.        ☐    Check here if tendered Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following (for use by eligible institutions only):

Name of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Elgible Guarantor Institution which Guaranteed Delivery:

Account Number with DTC (if delivered by book-entry transfer):

Transaction Code Number:

Principal Amount of Notes Tendered:

    3.        ☐    Check here if tendered Notes being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the Notes indicated in the table above entitled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire principal amount of Notes described in such table). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal. Terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

Subject to, and effective upon, the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Notes with respect to such Notes, with full powers of substitution and revocation, to (i) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity) to the Company, (ii) present and deliver such Notes for transfer on the books of the Company,  (iii) receive all benefits and otherwise exercise all rights and incidents of Beneficial Ownership with respect to such Notes and (iv) deliver to the Company this Letter of Transmittal as certification that the minimum tender condition has been satisfied in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that:

•	the undersigned is the record owner of the Notes tendered;

•	the undersigned has full power and authority to tender, exchange, assign and transfer the Notes; and

•	when such Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered for exchange hereby.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Notes for exchange may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Tender Expiration Date. See “The Exchange Offer—Withdrawal of Tenders of Notes” in the Prospectus. Any Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth below, unless otherwise indicated in the box below entitled “Special Delivery Instructions” promptly after the Tender Expiration Date.

The undersigned acknowledges that the Company’s acceptance of Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Notes not tendered or not accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled

“Special Delivery Instructions,” please mail any certificates for Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the common stock issued in exchange for the Notes accepted for exchange in the name(s) of, and return any Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Notes from the name of the holder of Notes thereof if the Company does not accept for exchange any of the Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Notes.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Notes is irrevocable.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the common stock issued in exchange for Notes or the Notes not accepted for exchange are to be issued in the name of someone other than the registered holder of the Notes whose name(s) appear(s) above.

Issue:  ☐  Notes not exchanged to:

           ☐  Common stock to:

Name:

(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security No.)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the common stock or the Notes not accepted for exchange are to be sent to someone other than the registered holder of the Notes whose name(s) appear(s) above, or to such registered holder at an address other than the address shown above.

Deliver:  ☐  Notes not exchanged to:

               ☐  Common stock to:

Name:

(Please Print)

Address:

(Zip Code)

The undersigned, by completing the box entitled “Description of Notes Tendered” above and signing this letter, will be deemed to have tendered the Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE:

(Complete accompanying substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Notes hereby tendered or in whose name Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 5.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

(Authorized Signature)

Dated:

Name(s):

(Please Print)

Title:

Name of Firm:

(Name of Medallion Signature Guarantor Guaranteeing Signature)

Address of Firm:

(Including Zip Code)

Area Code and Telephone No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE EXCHANGE OFFER

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Notes entered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Notes are tendered for the account of an Eligible Guarantor Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.    Delivery of This Letter of Transmittal and Notes; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by holders of Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” Certificates for all physically tendered Notes as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), must be received by the Exchange Agent prior to 12:00 midnight, New York City time, on the Tender Expiration Date. Holders of Notes who elect to tender Notes and (i) whose Notes are not immediately available, (ii) who cannot deliver their Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Tender Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on a timely basis must deliver their Notes according to the guaranteed delivery procedures set forth in the Prospectus and in this Instruction 2. Holders may have such tender effected if: (a) such tender is made through an Eligible Guarantor Institution and (b) prior to 12:00 midnight, New York City time, on the Tender Expiration Date, the Exchange Agent has received from such Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, or a properly transmitted agent’s message (as such term is defined in the Prospectus) relating to the guaranteed delivery procedure, setting forth the name and address of the holder of such Notes and the principal amount of Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Tender Expiration Date, this Letter of Transmittal (or facsimile hereof), together with the certificate(s) representing such Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Guarantor Institution with the Exchange Agent.

THE METHOD OF DELIVERY OF NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED IN ALL CASES. SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE TENDER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or by effecting a book-entry transfer or guaranteed delivery, waive any right to receive notice of the acceptance of their Notes for exchange.

3.    Withdrawals.    A tender of Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Tender Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address or facsimile number set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Notes must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) identify the Notes to be withdrawn (including the aggregate principal amount of such Notes), (iii) where certificates for notes have transmitted, specify the name in which such notes were registered, if different from the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn, and (iv) be signed by the holder of Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees). If notes have been tendered pursuant to the procedure for book-entry transfer described herein and in the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Notes so withdrawn will therefore be deemed not validly tendered for purposes of the Exchange Offer and no common stock will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Properly withdrawn Notes may be retendered by following the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Notes” at any time prior to 12:00 midnight, New York City time, on the Tender Expiration Date.

4.    Partial Tenders By Nominees Only.    Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. Partial tenders of Notes for exchange will be accepted by the Exchange Agent on the basis of a representation and warranty, that shall be deemed to have been made at the time of the tender by the record owner, that the portion of Notes not tendered is held by the record owner only in the capacity as nominee of a Beneficial Owner that has elected not to tender any Notes. No partial tenders for exchange by a Beneficial Owner will be accepted by the Exchange Agent.

5.    Signatures on This Letter of Transmittal, Assignment and Endorsements.

(a) The signature(s) of the registered holder(s) of Notes on this Letter of Transmittal must correspond exactly with the name(s) as written on the face of the Notes without alteration or any change whatsoever.

(b) If tendered Notes are owned of record by two or more joint owners, each such owner must sign this Letter of Transmittal.

(c) If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the registered holder of the Notes listed and transmitted hereby, no endorsements of Notes or bond powers are required. If, however, Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the registered holder of Notes, then the Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Notes appear(s) on the Notes. Signatures on such Notes or bond powers must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

(e) If this Letter of Transmittal or Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Notes listed, the Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Notes appear(s) on the certificates. Signatures on such Notes or bond powers must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

6.    Transfer Taxes.    Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7.    Special Issuance and Delivery Instructions.    If the common stock is to be issued, or if any Notes not tendered or accepted for exchange are to be issued or sent to someone other than the holder of Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Notes tendering Notes by book-entry transfer may request that Notes not accepted be credited to such account maintained at DTC as such holder of Notes may designate.

8.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Notes not properly tendered or any Notes that the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender for exchange as to any particular Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities with respect to tenders of Notes for exchange, nor shall any of them incur any liability for failure to give such notice. Tenders of Notes will not be deemed to have been made until all defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders without cost to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Tender Expiration Date.

9.    Waiver of Conditions.    The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

10.    Requests for Information or Additional Copies.    Questions, requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the The Altman Group, Inc., the Information Agent for the Exchange Offer, at the address and telephone number set forth on the cover of this Letter of Transmittal. Additional copies of the Prospectus may also be obtained from your broker, dealer, bank, trust company or other nominee.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE TENDER EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under current United States federal income tax law, a Holder of Notes whose tendered notes are accepted for exchange is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”) (generally, a social security number, individual taxpayer identification number, or employer identification number) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Exchange Agent with a TIN in the required manner, (b) the IRS notifies the Company or the Exchange Agent that the TIN provided is incorrect, or (c) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply.

If federal backup withholding applies, the Exchange Agent is required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Notes pursuant to the Exchange Offer (as well any future reportable payment made to a Holder with respect to Exchange Notes). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part 1 and the Exchange Agent is not provided with a TIN by the time a reportable payment is made, the Exchange Agent may withhold 28% of any such reportable payment.

Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to federal backup withholding requirements. Exempt Holders other than non-United States persons should indicate their exempt status on Substitute Form W-9 by furnishing their TIN, writing “Exempt” on the face of the form, and signing and dating the form. A non-United States person must provide certification of foreign status as set forth below. Holders are urged to consult their own tax advisors to determine whether they are exempt.

A non-United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN (available from the Exchange Agent or the IRS) signed under penalty of perjury, certifying that the person is a non-United Stated person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN. In general, a person is not a beneficial owner of income if the person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Foreign persons that are not beneficial owners, including withholding foreign partnerships, withholding foreign trusts and other intermediaries, should not use Form W-8BEN, but should use an alternate Form W-8. Consult your tax advisor for more information. Failure to provide Form W-8BEN may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%).

See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

PAYER’S NAME:

REDBACK NETWORKS INC.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification Number (“TIN”)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Name Social Security Number OR Employer Identification Number

Part 2—Certification—Under the penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐

Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here

Signature:                                                                                                                     Date:

Name (Please Print):

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                                          Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give name and SSN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-calledtrust that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship	The owner(3)

For this type of account:	Give the name and EIN of:

6. Sole proprietorship	The owner(3)

7. A valid trust, estate, or pension trust	The legal entity(4)

8. Corporate	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10. Partnership	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List all names first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List all names first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at your local Social Security Administration or Internal Revenue Service office, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above should file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 1 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividends, interest or other payments to provide correct taxpayer identification numbers to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (under current law) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)	Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)	Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3)	Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.